SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	October 4, 2010

INVIVO THERAPEUTICS HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52089	36-4528166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Europa Drive, Suite 455, Chapel Hill, NC 27517
(Address of principal executive offices)

(919) 933-2720
(Registrant’s telephone number, including area code)

Design Source, Inc.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2010 Design Source, Inc., a Nevada corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company merged with its newly formed, wholly owned subsidiary, InVivo Therapeutics Holdings Corp., a Nevada corporation ("Merger Sub" and such merger transaction, the "Merger"). Upon the consummation of the Merger, the separate existence of Merger Sub ceased and shareholders of the Company became shareholders of the surviving company named InVivo Therapeutics Holdings Corp..

As permitted by Chapter 92A.180 of Nevada Revised Statutes, the sole purpose of the Merger was to effect a change of the Company's name. Upon the filing of Articles of Merger (the "Articles of Merger") with the Secretary of State of Nevada on October 4, 2010 to effect the Merger, the Company's articles of incorporation were deemed amended to reflect the change in the Company's corporate name.

A copy of the Articles of Merger and Agreement and Plan of Merger as filed with the Secretary of State of Nevada on October 4, 2010 are attached as Exhibits 2.1 and 2.2.

The Company's common stock will temporarily remain listed for quotation on OTC Markets and the OTC Bulletin Board under the current symbol “DSGS” until new a symbol is assigned by Financial Industry Regulatory Authority, Inc. (FINRA). The Company will publicly announce the new trading symbol when assigned by FINRA and the effective date of the symbol change.

We are currently engaged in discussions with InVivo Therapeutics Corporation, a Delaware corporation (“InVivo”), regarding a possible business combination involving the two companies.  At this stage, no definitive terms have been agreed to, and neither party is currently bound to proceed with the transaction.  With the permission of InVivo and as provided herein, we have changed our name to “InVivo Therapeutics Holdings Corp.” to facilitate these discussions.  If the parties determine not to proceed with the business combination, we will change our name back to Design Source, Inc. or adopt another name.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

See Item 1.01 above.

Item 8.01 Other Events.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: October 6, 2010	By:	/s/ Peter A. Reichard
Name: Peter A. Reichard
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Articles of Merger as filed with the Nevada Secretary of State on October 4, 2010

2.2	Agreement and Plan of Merger, dated October 4, 2010, by and between Design Source, Inc. and InVivo Therapeutics Holdings Corp.